HOSOI GARDEN MORTUARY, INC.
30 North Kukui Street
(Corner of Nuuanu Avenue and Kukui Street)
Honolulu, Hawaii 96817

December 19, 1996

PROXY STATEMENT

GENERAL INFORMATION

The accompanying proxy is solicited on behalf of the Board of Directors of Hosoi Garden Mortuary, Inc.
(the "Company") to be used at the Annual Meeting of Shareholders of the Company to be held at 11:00 A. M.
on Sunday, January 19, 1997, at 30 North Kukui Street
(corner of Nuuanu Avenue and Kukui Street), Honolulu,
Hawaii 96817, and any adjournments thereof.

Attached to this proxy statement is your proxy.  The
Board of Directors will vote all proxies it receives which are properly signed and received in time. If you send the Board of Directors your proxy, it will be voted according to how you fill out the proxy.
However, if you send your proxy to the Board, but do not tell the Board how to vote by filling out the proxy, the Board will vote your proxy according to its recommendations explained in this proxy statement.

The Board is seeking to have the proxy, proxy statement, annual report and other materials sent to the shareholders between December 19 and 21, 1996.


REVOCABILITY OF PROXY

You may revoke your proxy any time before the proxy is voted. You can revoke your proxy only if you inform the secretary of the Company in writing, as provided in the Company's by-laws. You can also change your proxy by sending another proxy of later date to the Board.

Your attendance at the Annual Meeting in person will not revoke the proxy you give to the Board. But if you attend the Annual Meeting in person, you still may revoke any proxy you have given and you may vote your shares in person.

SHAREHOLDERS WHO MAY VOTE

Only shareholders of record at the close of business on November 15, 1996, may vote at the Annual Meeting.
On November 15, 1996, there were 1,963,355 shares outstanding, with each share entitled to one vote.
A quorum consists of the holders of a majority of the outstanding shares, present either in person or by proxy. There are 223,785 shares in the treasury which are not included in calculating such number and shall not be voted.


CUMULATIVE VOTING

Cumulative voting is governed by Hawaii Revised
Statutes Section 415-33. If a request for cumulative voting is delivered in writing to an officer of the Company not less than forty-eight (48) hours prior to the time set for the Annual Meeting of Shareholders, cumulative voting will be used for the election of directors. If cumulative voting is used, each shareholder shall be entitled to as many votes as shall equal the number of his shares multiplied by the number of directors to be elected. He may cast all of such votes for a single director or may distribute them among any two or more of the number to be elected as he may see fit. If no request for cumulative voting is received, each shareholder will be entitled to one vote per share for each position on the Board of Directors.

PERSONS MAKING THE SOLICITATION AND COST

The accompanying proxy is solicited by mail on behalf of the Board of Directors of the Company. The Company will pay the cost of solicitation of proxies.
Following the mailing of proxy soliciting material, officers, employees and directors of the Company may, without additional expense, solicit proxies by appropriate means, including by mail, telephone, fax or personal interview.


SECURITIES MARKET AND DIVIDENDS

The common shares of the Company are neither traded nor listed on an exchange and has no established public trading market. One stockbroker in Honolulu quotes the common shares, but the Company is not aware of the prices at which sales have been made.
The records of the Company indicate that very few shares are transferred. During the fiscal year ended May 31, 1996, the Company acquired 5,100 shares at $3.50 per share, 14,658 shares at $4.00 per share, and 222 shares at $4.50 per share, some of which were acquired as payment for funeral expenses incurred by the shareholders.

There were 1,696 record holders of common shares as of November 15, 1996.

A cash dividend has been declared and paid once a year since 1969. The dividend declared in October, 1996 was $.045 per share and in October, 1995 was $.045 per share.

UPON REQUEST THE COMPANY WILL SEND TO YOU AT NO
CHARGE A COPY OF FORM 10-KSB, THE ANNUAL REPORT
INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL
STATEMENTS SCHEDULES FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION FOR THE MOST RECENT FISCAL YEAR.
TO REQUEST A COPY, YOU MUST WRITE TO:

MS. ELAINE NAKAMURA, SECRETARY
HOSOI GARDEN MORTUARY, INC.
30 NORTH KUKUI STREET
HONOLULU, HAWAII 96817


SOLICITED PROXIES WILL BE VOTED ON THE FOLLOWING
MATTERS

The Board of Directors intends to vote solicited proxies on the following matters:

  I. To elect three (3) directors to serve until the 2000 annual meeting of shareholders and until their successors are elected;

 II.   To elect an auditor; and

III. To vote upon other business properly before the meeting or any adjournment thereof.


  I.   TO ELECT THREE (3) DIRECTORS TO SERVE UNTIL
       THE 2000 ANNUAL MEETING OF SHAREHOLDERS AND
       UNTIL THEIR SUCCESSORS ARE ELECTED.

The Company has a total of nine (9) directors constituting the entire Board of Directors, divided into three (3) classes of three (3) directors each.
The Company's Articles of Association provide for each class of directors to be elected for three-year terms on a staggered basis. At the 1997 annual meeting of the shareholders, three directors will be elected to serve until the 2000 annual meeting of the shareholders and until their respective successors are elected.


The Board of Directors' three nominees for directors are Julie S. Shimonishi, Robert Kuwahara and Richard
B. Dole. All three of these nominees are currently directors of the Company. Each nominee has consented to serve as a director, if elected.

Proxies in the accompanying form will (unless a contrary direction is indicated therein) be voted to elect the foregoing nominees (who have been nominated by the present Board of Directors) as directors to serve, subject to the Articles of Association and By-Laws of the Company. If any of the nominees listed is not available for election at the Annual Meeting (a contingency which the management of the Company does not now foresee), it is the intention of the Board of Directors to recommend the election of such other persons as may be necessary to fill such vacancies.
Proxies in the accompanying form will be voted for the election of such other persons unless authority to vote such proxies in the election of directors has been withheld.


 II.   TO ELECT AN AUDITOR.

The Board of Directors recommends the election of Endo & Company, a firm of certified public accountants, as auditor for the year commencing June
1, 1996. Endo & Company was elected as auditor for the year commencing June 1, 1995 at the Annual Meeting held on January 21, 1996. A representative of Endo &
Company will be present at the Annual Meeting, will make a statement if the shareholders desire and will respond to any appropriate questions raised at the meeting.

With respect to the election of the Auditor, each shareholder is entitled to one vote for each share.


III.   TO VOTE UPON OTHER BUSINESS PROPERLY BEFORE THE
       MEETING.

Management does not intend to bring any maters before the meeting other than the election of directors, election of auditor, and presentation of President's
Report with the financial statements for the fiscal year ended May 31, 1996. Management does not have any information that other matters will be brought before the meeting, or any adjournment or adjournments thereof. If other matters are introduced, it is the intention of the persons named in the enclosed form of proxy to vote said proxy in accordance with their judgment.


INFORMATION ON STOCK OWNERSHIP OF PRINCIPAL
SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

A.     PRINCIPAL SHAREHOLDERS

The Herman S. Hosoi Trust, whose trustees are Sadako
Hosoi and Julie S. Shimonishi, and the Hosoi Family
Limited Partnership, whose general partner is the Hosoi Family Voting Trust, by its trustee Julie S.
Shimonishi, are the only persons who own of record or are known to the Company to own beneficially more than five percent of the common shares of the Company as of May 31, 1996. Certain information about the holders is set forth in the table below.


Title of  Name and Address of  Nature of Beneficial  No. of   Percent of
Class     Beneficial Owner     Ownership             Shares   Class


Common    Julie S. Shimonishi  Shared as co-trustee  158,250   8.59%
          30 N. Kukui Street   of the Herman S.
          Honolulu, HI 96817   Hosoi Trust

                               General Partner of    160,250   8.70%
                               the Hosoi Family
                               Limited Partnership,
                               as Trustee of the
                               Hosoi Family
                               Voting Trust

                               Custodian for Chad      8,000   0.43%
                               Shimonishi and Lane
                               Shimonishi under
                               HUGMA

                               Direct                 52,534   2.85%

                                  Total              379,034  20.59%


Common    Sadako Hosoi         Shared as co-trustee  158,250   8.59%
          30 N. Kukui Street   of the Herman S.
          Honolulu, HI 96817   Hosoi Trust

                               Settlor of the Hosoi  160,250   8.70%
                               Family Voting Trust
                               and limited partner
                               of the Hosoi Family
                               Limited Partnership

                                  Total              318,500  17.30%


Common    Herman S. Hosoi      Direct                158,250   8.59%
          Trust
          Sadako Hosoi and
          Julie S. Shimonishi,
          Trustees
          30 N. Kukui Street
          Honolulu, HI 96817


Common    Hosoi Family         Direct                160,250   8.70%
          Limited
          Partnership<FN1>
          30 N. Kukui Street
          Honolulu, HI 96817


<FN1>     The Sadako Hosoi Trust, by its trustees
Sadako Hosoi and Julie S. Shimonishi, transferred
160,250 shares of the Company to the Hosoi Family
Limited Partnership, whose general partner is the Hosoi Family Voting Trust, by its trustee Julie S.
Shimonishi, and whose limited partner is Sadako Hosoi.
Julie S. Shimonishi, as trustee, exercises voting and investment powers over those shares pursuant to the Hosoi Family Voting Trust Agreement dated December 30,
1994, between Sadako Hosoi, as settlor, and Julie S.
Shimonishi, as trustee.

B.     DIRECTORS AND EXECUTIVE OFFICERS

Certain information with respect to the holdings of common shares of the directors and executive officers of the Company as of November 15, 1996, is set forth in the table below.


Title of   Name of                 Amount and Nature of       Percent of
Class      Beneficial Owner<FN1>   Beneficial Ownership<FN2>  Class


Common     Julie S. Shimonishi     379,034<FN6>               20.59%

Common     Sadako Hosoi            318,500<FN4>               17.30%

Common     Clifford Hosoi           52,532<FN3>                2.85%

Common     Anne T. Tamori           56,534<FN7>                3.07%

Common     William Koyanagi          5,700<FN5>                0.31%

           All directors and       493,800                    26.82%
           officers as a group
          (14 persons)<FN2>


<FN1>   The address of each person is 30 N. Kukui
Street, Honolulu, Hawaii 96817.

<FN2>   Charles McLemore, whose term as a director
expired in 1996, Rene Mansho, Roy T. Shimonishi, Ricky
C. Manayan, Berton T. Kato and Robert Kuwahara, who are currently serving as directors, and Elaine
Nakamura, David Fujishige and Keith Numazu, who are currently serving as officers, do not own any shares of the Company.

<FN3>   Voting and investment powers exercised solely.

<FN4>   Voting and investment powers over 158,250
shares of the Company are shared by Sadako Hosoi and Julie S. Shimonishi, as Trustees of the Herman S.
Hosoi Trust, which owns 158,250 shares of the Company.

Voting and investment power over 160,250 shares of the Company are exercised by Julie S. Shimonishi, as trustee under the Hosoi Family Voting Trust. See the preceding table for more information about the Hosoi
Family Limited Partnership and the Hosoi Family Voting
Trust.

<FN5>   Voting and investment powers are shared with
spouse.


<FN6>   Includes:

52,534 shares (2.85%) as to which Ms. Shimonishi exercises sole voting and investment powers;

8,000 shares (0.43%) as to which Ms. Shimonishi exercises sole voting and investment powers as Custodian for Chad Shimonishi and Lane Shimonishi under HUGMA;

158,250 shares (8.59%) as to which Ms. Shimonishi and Sadako Hosoi share voting and investment powers as trustees of the Herman S. Hosoi Trust; and

160,250 shares (8.70%) as to which Ms. Shimonishi, as trustee of the Hosoi Family Voting Trust, has voting and investment powers over the shares owned by the Hosoi Family Limited Partnership.

<FN7>  Includes:

52,534 shares (2.85%) as to which Ms. Tamori exercises sole voting and investment powers; and

4,000 shares (0.22%) as to which Ms. Tamori exercises sole voting and investment powers for Ryan Tamori under HUGMA.



INFORMATION ON DIRECTORS AND EXECUTIVE OFFICERS OF THE
COMPANY

The Board of Directors is comprised of nine members who serve staggered three-year terms. One-third of the directors will be elected each year for a three-year term. Directors hold office for the duration of their terms and thereafter until their successors are elected. The executive officers serve at the pleasure of the Board of Directors.

The Board of Directors of the Company has no audit or compensation committees or committees performing similar functions.

A. The following table sets forth the directors' and executive officers' names, ages, position and year of appointment or election, relationship, and business experience.


NAME                  AGE  OFFICE        BUSINESS EXPERIENCE AND FAMILY
                                         RELATIONSHIP

NOMINEES FOR ELECTION AS DIRECTORS - TERMS TO EXPIRE IN 2000


Julie S. Shimonishi   50   Director      School teacher, Department of
                                         Education, State of Hawaii
                                         since 1970; daughter of Sadako
                                         Hosoi, Director, sister-in-law
                                         of Roy Shimonishi, Director,
                                         sister of Clifford Hosoi,
                                         Director, President and Chief
                                         Executive Officer, and Anne
                                         Tamori, Vice President

Robert K.             48   Director      Certified Public Accountant
Kuwahara<FN1>              (since 1995)  since 1975; member of American
                                         Institute of Certified Public
                                         Accountants, Hawaii Society of
                                         Certified Public Accountants,
                                         National Society of Public
                                         Accountants; member of Board of
                                         Managers, Young Men's Christian
                                         Association, Nuuanu Branch

Richard B. Dole<FN1>  51   Director      Vice-President and Principal of
                           (since 1995)  Kuroman Realty, Inc.; American
                                         Society of Appraisers,
                                         Certified Financial Analyst and
                                         Certified Financial Planner
                                         designations; Co-Trustee of the
                                         James D. Dole Trust; Director
                                         of Research, Fry & Co.; member
                                         of American Society of
                                         Appraisers, Association for
                                         Investment Management Research,
                                         Hawaii Venture Capital
                                         Association, Hawaii Employee
                                         Ownership and Participation
                                         Advisory Committee, State of
                                         Hawaii, Institute of Certified
                                         Financial Planners, and Hawaii
                                         Estate Planning Council

DIRECTORS WHOSE TERMS EXPIRE IN 1998

Rene Mansho            47  Director      City Council member, City and
                           (since 1993); County of Honolulu, Hawaii
                           Chairperson   (since 1988); School teacher,
                           of the Board  Vice-Principal and
                           (since 1994)  Administrator, Department of
                                         Education, State of Hawaii
                                         (1971-1988); served as a
                                         director or officer of Mililani
                                         Hongwanji Church, Mililani Teen
                                         Support Organization, Mililani
                                         YMCA, Kahuku Hospital Service
                                         Corporation, Goodwill
                                         Industries, Friends of Waipahu
                                         Cultural Garden Park, Hawaii
                                         State Teachers Association,
                                         Honolulu Japanese Chamber of
                                         Commerce

Clifford Hosoi        45   Director      Licensed embalmer since 1979;
                           (since 1993)  Funeral Director since 1985;
                           President     Vice President of the Company
                           and Chief     from 1989 - 1994; Director
                           Executive     Garden Life Plan, Ltd.; son of
                           Officer       Sadako Hosoi, Director, brother
                           (since 1994)  of Julie S. Shimonishi,
                                         Director, and Anne Tamori, Vice
                                         President

Ricky C. Manayan      37   Director      President/General Manager,
                           (since 1995)  KISS-AM Radio Station, Inc.;
                                         Developer/General Partner,
                                         Ricky C. Manayan, Inc., Ricky
                                         Manayan Associates,
                                         Transpacific Empire, Inc.;
                                         Authorized Exclusive
                                         Distributor, RAM
                                         Telecommunications; Publisher,
                                         KISS Magazine; Realtor
                                         Associate and Salesperson, H &
                                         K Associates, Inc.


NAME                  AGE  OFFICE        BUSINESS EXPERIENCE AND FAMILY
                                         RELATIONSHIP
DIRECTORS WHOSE TERMS EXPIRE IN 1999

Sadako Hosoi          79   Director      Widow of Herman Hosoi, founder
                           (since 1957)  of the Company; in the past,
                                         served as Treasurer and
                                         Chairperson of the Board of the
                                         Company; Director and President
                                         of Garden Life Plan, Ltd.;
                                         mother of Julie Shimonishi,
                                         Director, Clifford Hosoi,
                                         Director, President and Chief
                                         Executive Officer, and Anne
                                         Tamori, Vice President

Roy T. Shimonishi     53   Director      Co-owner, Hungry Lion Coffee
                           (since 1979)  Shop, Honolulu; Director of
                                         Hawaii Restaurant Association,
                                         Catholic Services for the
                                         Elderly, and Hungry Lion
                                         Charities; Area Coordinator for
                                         Excel Telecommunications;
                                         Brother-in-law of Julie
                                         Shimonishi, Director

Berton T. Kato        48   Director      Attorney (admitted to the Bar
                           (since 1996)  of the State of Hawaii in
                                         1973); President, Hale Niu
                                         Sportswear, Inc. (since 1990)

OFFICERS

Anne T. Tamori        49   Vice          Employed by the Company as an
                           President     associate secretary (since
                           (since 1994)  1978); daughter of Sadako
                                         Hosoi; sister of Clifford Hosoi
                                         and Julie S. Shimonishi

David Fujishige       48   Vice          Employed by the Company since
                           President     1989; Funeral Director since
                           (since 1994)  1991; Food Production
                                         Supervisor, Rehabilitation
                                         Hospital of the Pacific (1980-
                                         1991)

Keith Numazu          34   Treasurer     Employed by the Company as
                           (since 1994)  assistant bookkeeper and
                                         programmer since 1992; Systems
                                         Operator/Analyst, Consolidated
                                         Amusement, Inc. (1991-1992);
                                         Senior Systems
                                         Analyst/Programmer, Holmes and
                                         Narver, Inc., and Raytheon
                                         Services Nevada (1987-1991)

Elaine Nakamura       57   Secretary     Employed by the Company since
                           (since 1972)  1963

<FN2>


<FN1>   William Koyanagi  and Andre S. Tatibouet
resigned as directors in 1995. The Board of Directors nominated and elected Robert Kuwahara and Richard B. Dole to serve the remaining terms of William Koyanagi and Andre S. Tatibouet as directors, which will expire in 1997.

<FN2>   None of the directors of the Company is a
director of an investment company or another company registered under the Securities Exchange Act of 1934.
All officers serve at the pleasure of the Board of Directors.


B.     Shareholders, Board, Committees, Number of
Meetings - fiscal year ended May 31, 1996.

The shareholders of the Company last met on January
21, 1996.  1,208,895 shares representing 65.90% of
shares issued and outstanding were present in person or by proxy. All members of the Board of Directors were elected by holders of at least 65.27% of the shares outstanding.

The Board of Directors met 14 times during the last fiscal year. All directors attended at least 75% of the Board meetings.

A nominating committee was formed with Sadako Hosoi, Julie Shimonishi and Roy Shimonishi as members at the October 24, 1996 Board meeting to designate nominees for election at the annual meeting. Shareholders may suggest nominees by contacting Sadako Hosoi, Julie
Shimonishi or Roy Shimonishi at the Company's address.
 No specific format or information is required to nominate a person as a director. Nominations must be received by the close of nominations during the course of the Annual Meeting on January 19, 1997, to be acted upon at that Annual Meeting.


COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth the information, on an accrual basis, with respect to the compensation of the chief executive officer of the Company for the three fiscal years ended May 31, 1996.


Name and           Year ended   Annual         Other
Position           May 31       Compensation   Compensation


Clifford Hosoi     1994         $51,301        $5,984<FN1>
President/Chief    1995         $48,254        $7,240<FN2>
Executive Officer  1996         $60,502        $9,122<FN3>

<FN4>
<FN5>

<FN1>   $3,433 was accrued pursuant to the
profit-sharing plan described below and $2,551 was paid pursuant to the money purchase pension plan described below.

<FN2>   $4,897 was accrued pursuant to the
profit-sharing plan described below and $2,343 was paid pursuant to the money purchase pension plan described below.

<FN3>   $6,097 was accrued pursuant to the
profit-sharing plan described below and $3,025 was paid pursuant to the money purchase pension plan described below.

<FN4>   The total annual salary and bonus for any
other executive officer does not exceed $100,000.

<FN5>   The standard fees paid to directors are
$100 for each Board of Directors meeting attended and $25 for each committee meeting attended.


COMPENSATION PURSUANT TO PLANS

(a)   PROFIT-SHARING PLAN.  The Company has
established a profit-sharing plan for the Company's employees. Every employee, who has completed one year of service with the Company, becomes eligible to participate in the profit-sharing plan. An employee who has completed 1,000 hours of service commencing from the date of employment or an anniversary date is considered to have one year of service.

The Company's contribution to the profit-sharing plan is discretionary and may be up to 15% of the participant's eligible compensation. The Company's total contributions shall not exceed the amount allowable by income tax regulations. The amounts charged against income for the profit-sharing plan in 1996 and 1995 were $46,600 and $43,000, respectively.

The Company's allocation of contributions among eligible members is based on their respective compensation and is allocated proportionately.

The investment decision for the profit-sharing plan is formulated by a registered investment advisor through Hawaiian Trust Company, Ltd.

(b) MONEY PURCHASE PENSION PLAN. The Company has established a money purchase pension plan, which became effective as of June 1, 1990, for the Company's employees. Every employee, who has completed one year of service with the Company, becomes eligible to participate in the money purchase plan. An employee who has completed 1,000 hours of service commencing from the date of employment or an anniversary date is considered to have one year of service.

The Company is required to contribute 5% of each participant's eligible compensation to the money purchase plan. The Company's total contributions cannot exceed the amount allowable by income tax regulations. The amounts charged against income for the money purchase pension plan in 1996 and 1995 were $19,321 and $20,377, respectively.

The investment decision for the money purchase plan is formulated by a registered investment advisor through Smith Barney, Inc.


TRANSACTION WITH DIRECTORS AND OFFICERS

The Company operates its business at 30 North Kukui
Street, Honolulu, Hawaii, 96817, on the northwest corner of Nuuanu Avenue and Kukui Street in Honolulu,
Hawaii. The business site consists of 92,773 square feet, of which the Company owns a 78/104th interest.
The Herman S. Hosoi Trust owns a 13.65/104th interest and the Hosoi-Tamori-Shimonishi Trust owns the remaining 12.35/104th interest. The trustees and beneficiaries of both trusts include directors, officers and principal shareholders of the Company.
See: Footnote 13 on page F-18 of the Company's
Financial Statements for more information about the lease between the Company and the trusts.

The portion owned by the Company is owned in fee simple. The Company leases the portion owned by the Herman S. Hosoi Trust and Hosoi-Tamori-Shimonishi
Trust under a five-year lease that expired on May 31, 994, subject to an option to renew for an additional five-year period. The option to renew was exercised for the five-year period following May 31, 1994. The lease rent for the additional five-year period is currently being negotiated. The base lease rents
(including Hawaii general excise taxes) for each 12
month-period beginning on June 1 and ending on May 31 of each of the following years are as follows:


PERIOD UP TO             AMOUNT


May 31, 1996             $231,936
Thereafter               To be negotiated (Pending negotiations
                         of the new base lease rent, the Company
                         will pay an annual base lease rent of
                         $231,936)


The total rental expense, including the base lease rent, general excise taxes and real property taxes, for the past three years ending on May 31 were as follows:

          [C]                      [C]

          1996                     $275,868
          1995                     $275,511
          1994                     $271,560


SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file, on forms 3, 4 and 5, reports of ownership and changes in ownership of such securities with the Securities and Exchange
Commission. No such reports were required to be filed for 1995 and 1996.


ACTION WITH RESPECT TO REPORTS

Minutes of the last annual meeting of the shareholders held on January 21, 1996, will be read and the shareholders will be requested to approve or disapprove the minutes. Approval or disapproval of the minutes will not constitute approval or disapproval of the matters referred to in such reports or minutes.

The President will give a report at the meeting.
All records of the Company, including the minutes of the meetings of the Board of Directors and the shareholders held during the preceding year are available for review by the shareholders at the office of the Company.

VOTE REQUIRED FOR APPROVAL

A majority vote of shareholders present, in person or by proxy, shall be required in matters other than the election of directors.


ANNUAL REPORT TO SHAREHOLDERS

The annual report to shareholders, consisting of the President's and Chief Executive Officer's letter and the comparative financial statements for the years ended May 31, 1996 and May 31, 1995, is included with this Proxy Statement.


RETURN OF PROXY

If you do not plan to attend the Annual Meeting in person, we urge you to execute the proxy and return it promptly in the enclosed business reply envelope.


SHAREHOLDER PROPOSALS FOR 1997

Proposals of shareholders intended to be presented at the annual meeting of the Company in January or February 1998 must be received by the Company on or before September 15, 1997.

BY ORDER OF THE BOARD OF DIRECTORS



By Elaine Nakamura, Secretary


December 19, 1996



WHETHER YOU PLAN TO ATTEND OR NOT, YOU ARE URGED TO
MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY.  A
PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL
BE APPRECIATED.

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